AXA Equitable Life Insurance Company

Supplement Dated February 10, 2015 to the current prospectus for

Incentive Life® Plus

Incentive Life® 2000

Champion 2000SM

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center as described below.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following changes described below.

Changes to the way your monthly cost of insurance charge reduction is calculated

Currently, after your policy has been in force for a certain number of years, you are eligible for a non-guaranteed reduction in the monthly cost of insurance charge applied to your policy. The amount of this reduction is calculated as a percentage of your unloaned Policy Account Value on the date the monthly cost of insurance charges are assessed. Please see your Prospectus for more details, including (i) the number of years your policy must be in force in order to be eligible for this reduction and (ii) the applicable percentage reduction, which increases over time up to a specified maximum amount.

Starting on your next policy anniversary that falls on or after April 1, 2015, we are changing the way we calculate the reduction in your monthly cost of insurance charge. The amount of the reduction will be calculated as a percentage of the total of (a) minus (b), where:

(a) equals your unloaned Policy Account Value on the date the monthly cost of insurance charges are assessed; and

(b) equals any portion of your unloaned Policy Account Value invested in your policy’s guaranteed interest option (“GIO”)* on the date the monthly cost of insurance charges are assessed. However, if on that date the interest rate that we are paying on amounts invested in the GIO is greater than the minimum guaranteed interest rate of 4.00% per annum, (b) equals zero.

*	The guaranteed interest option is part of what your policy and other supplemental material may refer to as the “Guaranteed Interest Account” or “Guaranteed Interest Division”.

Please note that if your Incentive Life Plus policy was issued in New York, this change may not apply. To determine if this change applies to your policy or if you would like additional information about this change, please contact us:

By mail:

AXA Equitable—Life Operations

P.O. Box 1047

Charlotte, North Carolina 28201-1047

By toll-free phone:

Monday through Friday, 8 AM to 7 PM, Eastern Time: 1-800-777-6510.

By e-mail:

life-service@axa.us.com

By fax:

1-855-268-6378

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

Incentive Life® Plus and Incentive Life® 2000 are issued by and are registered service marks of AXA Equitable Life Insurance Company.

Champion 2000SM is a service mark of AXA Equitable Life Insurance Company.

EVM 07 (2/15)	Catalog No. 153107 (2/15)
IF (AR)	#845658